UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 12, 2006
                                                (January 9, 2006)


                            AMERICAN AMMUNITION, INC.
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             (Exact name of registrant as specified in its charter)


      Nevada                        000-32379                91-2021594
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(State or other jurisdiction  (Commission File Number)   (IRS Employer
  of incorporation)                                          Identification No.)


   3545 NW 71st Street, Miami, FL                                    33147
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code: (305) 835-7400


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         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(C))

Section 8. OTHER EVENTS

Item 8.01- Other Events

     1. American Ammunition, Inc. completed its domiciliary change from California to Nevada effective January 1, 2006, and implemented its reduction in the number of issued and outstanding shares effective at the opening of the market January 9, 2006. The new trading symbol is AAMU and the new CUSIP number is 023826 20 9. No exchange of shares is necessary.

     2. American Ammunition, Inc. filed the attached press releases on January 9, 2006 and January 10, 2006.

     3. The Company also announced today that it achieved unaudited revenues of approximately $3,444,000 for the year ended 12/31/05, including shipments aggregating approximately $1,202,500 in the fourth quarter. Unaudited revenues as projected exceed audited revenues for 2004 and prior years. As previously disclosed, the Company has been in transition since 1999 due to going public through a reverse merger, working capital deficiencies caused by problems with the Company's former financial institution, availability of qualified labor, corporate restructuring and other circumstances beyond the Company's control. With management's continued "hands-on" involvement in the production process, the Company believes that fourth quarter shipment levels can be maintained in future periods.


Section 9.  FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Not applicable.

     (d)  Exhibits.

Exhibit
Number      Description
---------- -------------------------------------------------------
99.8     *    January 9, 2006 Press Release

99.9     *    January 10, 2006 Press Release
---------------
* Filed Herewith.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                            AMERICAN AMMUNITION, INC.



Dated:  January 12, 2005      By: /s/ Andres F. Fernandez
                                  ---------------------------------------------
                                  Andres F. Fernandez, Chief Executive Officer, President and Director